Exhibit 10.20

SECOND TERM NOTE


$100,990.31                                                       WHEELING, WV
                                                              DECEMBER    , 2001

         FOR VALUE RECEIVED, the undersigned, WHEELING CITY CENTER HOTEL, LLC, a West Virginia limited liability company (hereinafter called "Borrower"), promises to pay to the order of WESBANCO BANK, INC., a West Virginia banking corporation (hereinafter called "Bank"), at its principal office, One Bank Plaza, Wheeling, West Virginia, or such other place as the holder may designate in writing, the principal sum of ONE HUNDRED THOUSAND NINE HUNDRED NINETY DOLLARS AND THIRTY-ONE CENTS ($100,990.31), together with interest on the unpaid balance hereof at a variable rate equal to the Bank's Base Rate, plus one percent (1%), per annum, fluctuating annually. The term Base Rate shall mean the rate of interest announced by the Bank from time to time as its prevailing commercial rate.

         Upon the occurrence of an Event of Default, as defined by Section 8 of that certain Loan and Security Agreement of even date herewith, the Bank may, in its sole discretion, increase the interest rate on this Term Note by 2.0 percentage points.

         The principal balance outstanding under this Term Note shall be amortized on the basis of a ____________ term. Beginning on the 30th day of ____________, 2001, Borrower shall make consecutive monthly installments in the minimum amount of Three Thousand Four Hundred Ninety-two ($3,492.00), principal and interest, and continuing on the same day of each month thereafter until repaid in full. Adjustments in the interest rate as above provided shall automatically adjust the monthly payment to insure a level amortization of principal over the term of the Second Term Note. Any unpaid principal balance and all unpaid and accrued interest, if not sooner paid, shall be paid in full on the 17th day of May, 2004.

         All payments on account of the indebtedness evidenced by the Second Term Note shall be applied first to interest and then to the reduction of principal. This Second Term Note is issued pursuant to Section 1.3 of that certain Loan and Security Agreement dated of even date herewith between the Borrower, the Bank and others, and reference is made to said agreement for rights as to the acceleration of the indebtedness evidenced by the Second Term Note.

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         Presentment, notice of dishonor and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Second Term Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers and shall be binding upon them and their successors and assigns.

         The indebtedness evidenced by this Second Term Note is secured by a Deed of Trust, Security Agreement, and a Loan and Security Agreement of even date herewith and references are hereby made to said instruments for rights as to acceleration of the indebtedness evidenced by this Second Term Note.

         This Second Term Note is in substitution of a certain Term Note dated May 17, 2001, wherein McLure House Hotel & Conference Center, LLC is the Borrower, Wesbanco Bank, Inc. is Lender, and the terms of each Note are essentially the same. No new money will be advanced to Borrower by Lender under this Second Term Note.

                                    BORROWER:

                                    WHEELING CITY CENTER HOTEL, LLC, A WEST
                                    VIRGINIA LIMITED LIABILITY COMPANY


                                    BY_____________________________________
                                             ITS ______________________


                                   GUARANTORS:

                                   PELICAN PROPERTIES, INTERNATIONAL
                                   CORP., A FLORIDA CORPORATION


                                   BY_____________________________________
                                            ITS ______________________



                                   MCLURE HOUSE HOTEL & CONFERENCE
                                   CENTER, LLC, A WEST VIRGINIA LIMITED
                                   LIABILITY COMPANY


                                   BY_____________________________________
                                            ITS ______________________